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                                                                EXHIBIT 10.10(d)

                               AMENDMENT NO. 4
                                   TO THE
               AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



     AMENDMENT NO. 4 (this "Amendment"), dated as of September 30, 1997, to and under the FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of March 14, 1995, as amended by Amendment No. 1, dated as of December 30, 1995, Amendment No. 2 and Consent No. 2, dated as of July 22, 1996 and Amendment No. 3 and Waiver No. 2, dated as of March 31, 1997 (as so amended, the "Credit Agreement"), by and among ANTEC CORPORATION, a Delaware corporation (the "Borrower"), the Lenders party thereto, THE BANK OF NEW YORK and BANK OF AMERICA, ILLINOIS, as agents (collectively in such capacity, the "Agents") and THE BANK OF NEW YORK, as administrative agent (in such capacity, the "Administrative Agent").


                                    RECITALS

     A. Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

     B. The Borrower has requested that the Agents and the Lenders amend the Credit Agreement with respect to certain financial covenants and the Agents and Required Lenders are willing to do so subject to the terms and conditions hereinafter set forth.

     Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Subject to Paragraph 5 hereof, effective as of July 1, 1997, Section
7.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

           Maintain at all times during the periods set forth below, an Interest Coverage Ratio of not less than the ratios set forth below:


                       Period                     Ratio
                       ------                     -----

                       July 1, 1997 through
                       September 30, 1997         2.00:1.00

                       October 1, 1997 through
                       December 31, 1997          1.75:1.00

                       January 1, 1998 through
                       March 31, 1998             1.50:1.00




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                       April 1, 1998 through
                       June 30, 1998              1.75:1.00

                       July 1, 1998 through
                       September 30, 1998         2.25:1.00

                       October 1, 1998 and
                       thereafter                 2.50:1.00


     2. Subject to Paragraph 5 hereof, effective as of July 1, 1997, Section
7.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

           Maintain at all times during the periods set forth below, a Leverage Ratio of not greater than the ratios set forth below:


                       Period                     Ratio
                       ------                     -----

                       July 1, 1997 through
                       December 31, 1997          3.25:1.00

                       January 1, 1998 through
                       June 30, 1998              3.50:1.00

                       July 1, 1998 and
                       thereafter                 3.00:1.00


     3. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

     4. In order to induce the Agents and the Lenders to execute this Amendment, the Borrower (i) reaffirms and admits the validity and enforceability of the Load Documents and its obligations thereunder, (ii) represents and warrants that each of the representations and warranties contained in the Credit Agreement is and shall be true and correct in all respects with the same force and effect as if made on and as of the date hereof, and (iii) certifies that immediately before and after giving effect to this Amendment, no Default or Event of Default exists.

     5. This Amendment shall be effective at such time as the Administrative Agent shall have received this Amendment, duly executed by the Borrower, each Guarantor and Required Lenders.

     6. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart containing the signature of the party to be charged.

     7. This Amendment is being delivered, and is intended to be performed, in the State of New York, and shall be construed and enforceable in accordance with, and be governed by the internal laws of the State of New York, without regard to principles of conflict of laws.



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     8. This Amendment shall be subject to such conditions and limitations as are specified herein, and the rights of the Loan Parties, the Lenders and the Agents under the Credit Agreement and the other Loan Documents shall be otherwise unaffected.



     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                 ANTEC CORPORATION

                                 By:    /s/  Lawrence A. Margolis
                                        ------------------------------
                                 Name:  Lawrence A. Margolis
                                 Title: Executive Vice President



                                 THE BANK OF NEW YORK
                                 Individually, as Agent and as
                                 Administrative Agent

                                 By:    /s/  William O'Daly
                                        ------------------------------
                                 Name:  William O'Daly
                                 Title: Vice President


                                 BANK OF AMERICA NATIONAL TRUST AND
                                 SAVINGS ASSOCIATION,
                                 Individually and as Agent

                                 By:    /s/  Christine M. Tierney
                                        ------------------------------
                                 Name:  Christine M. Tierney
                                 Title: Senior Vice President


                                 CAISSE NATIONALE DE CREDIT AGRICOLE

                                 By:    /s/ Dean Balice
                                        ------------------------------
                                 Name:  Dean Balice
                                 Title: Senior Vice President/Branch Manager


                                 THE FIRST NATIONAL BANK OF CHICAGO

                                 By:    /s/  Krys Szremski
                                        ------------------------------
                                 Name:  Krys Szremski
                                 Title: Vice President



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                                 BANQUE PARIBAS

                                 By:
                                        ------------------------------
                                 Name:
                                 Title:

                                 By:
                                        ------------------------------
                                 Name:
                                 Title:


                                 BANK OF MONTREAL

                                 By:    /s/  John R. Gremillion
                                        ------------------------------
                                 Name:  John R. Gremillion
                                 Title: Director

                                 THE BANK OF NOVA SCOTIA

                                 By:
                                        ------------------------------
                                 Name:
                                 Title:


                                 PNC BANK, NATIONAL ASSOCIATION

                                 By:    /s/  Kenneth D. Sweder
                                        ------------------------------
                                 Name:  Kenneth D. Sweder
                                 Title: Vice President


                                 FIRST BANK NATIONAL ASSOCIATION

                                 By:    /s/  Robert W. Miller
                                        ------------------------------
                                 Name:  Robert W. Miller
                                 Title: Vice President


                                 THE NORTHERN TRUST COMPANY

                                 By:    /s/  Michelle M. Teteak
                                        ------------------------------
                                 Name:  Michelle M. Teteak
                                 Title: Vice President





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     By signing below, each of the Subsidiary Guarantors consents to the foregoing Amendment.

ANTEC LATIN AMERICA, INC.
ANTEC DIGITAL VIDEO INC.
ANIXTER CATV INDUSTRIES
ELECTRONIC CONNECTOR CORPORATION OF ILLINOIS
ELECTRONIC SYSTEM PRODUCTS INC.
ENGINEERING TECHNOLOGIES GROUP INC.
HOME SATELLITE SYSTEMS
ITEL HOLDINGS, INC.
KEPTEL, INC.
MSO SUPPLY COMPANY
POWER GUARD, INC.
REGAL TECHNOLOGIES, LTD.
COMFAB TECHNOLOGIES, INC.
BENEFIT CONNECTIONS, INC.
ANTEC INTERNATIONAL HOLDINGS INC.
ANTEC PACIFIC INC.
ANTEC SPAIN INC.
SCIENTIFIC-ATLANTA LA VENTURE, INC.
TSX CORPORATION
TEXSCAN CORPORATION
TEXSCAN MSI CORPORATION
TEXSCAN TRADING COMPANY

AS TO EACH OF THE FOREGOING




By:      /s/  Lawrence A. Margolis
        --------------------------
Name:   Lawrence A. Margolis
Title:  Executive Vice President